UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2015

American CareSource Holdings, Inc.
 (Exact name of registrant as specified in charter)

Delaware	001-33094	20-0428568
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1170 Peachtree Street, Suite 2350 Atlanta, Georgia 30309
(Address of Principal Executive Offices)

(404) 465-1000
(Registrant’s Telephone Number, Including Area Code) (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

On May 20, 2015, American CareSource Holdings, Inc. (the “Registrant”) held its 2015 annual meeting of stockholders.  Stockholders voted on the matters below.

1.           Each of the nominees listed below was elected to serve as a director until the 2016 annual meeting of stockholders and until his or her successor is duly elected and qualified based on the following votes:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Edward B. Berger	3,542,686	19,510	2,255,265
Geoffrey E. Harris	3,544,393	17,803	2,255,265
Matthew P. Kinley	2,825,502	736,694	2,255,265
Mark C. Oman	3,544,193	18,003	2,255,265
John Pappajohn	3,541,453	20,743	2,255,265

2.           The Registrant’s stockholders ratified the appointment of McGladrey LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2015 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,777,657	5,184	34,620	0

3.           The Registrant’s stockholders approved the Amended and Restated American CareSource Holdings, Inc. 2009 Equity Incentive Plan based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,504,668	53,081	4,447	2,255,265

4.           The Registrant’s stockholders approved awards of restricted stock units to the Registrant’s directors in 2009, 2013 and 2014 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,502,373	55,010	4,813	2,255,265

5.           The Registrant’s stockholders approved provisions of certain of the Registrant’s warrants issued on July 30, 2014 and December 4, 2014 that provide for an adjustment of the exercise price upon the happening of certain events based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,508,556	50,325	3,315	2,255,265

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 21, 2015, the Registrant received a deficiency letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that as of March 31, 2015 the Registrant’s reported stockholders’ equity of $407,000 did not meet the $2,500,000 minimum required to maintain continued listing, as set forth in NASDAQ Listing Rule 5550(b)(1), and that as of May 20, 2015 the Registrant does not meet the alternatives of market value of listed securities or net income from continuing operations. The notification has no immediate effect on the listing of the Registrant’s common stock on the Nasdaq Capital Market.

Under NASDAQ rules, the Registrant has 45 calendar days, or until, July 6, 2015, to submit a plan to NASDAQ to regain compliance. If the Registrant’s plan is accepted, NASDAQ can grant an extension of up to 180 calendar days, or until November 17, 2015, to evidence compliance. If the Registrant fails to regain compliance, the Registrant’s stock will be subject to delisting by NASDAQ.  The Registrant intends to raise additional capital in order to regain compliance with the continued listing requirements and has filed a registration statement on Form S-1 with the Securities and Exchange Commission to register equity securities for sale in an offering. There is no assurance, however, that the Registrant will raise sufficient capital to regain compliance with NASDAQ Listing Rule 5550(b)(1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2015
AMERICAN CARESOURCE HOLDINGS, INC. (Registrant)

By:	/s/ Adam S. Winger
Adam S. Winger
General Counsel